SEVENTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS SEVENTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made as of the 28th day of July, 1997, by and between N.H. ASSOCIATES, an Illinois limited partnership ("Seller"), and ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Purchaser").

                                   RECITALS

     Purchaser and Seller are parties to an Agreement of Sale dated as of May 16, 1997 (as the same has been amended from time to time, the "Purchase Agreement") and an Escrow Agreement dated as of May 16, 1997 (as the same has been amended from time to time, the "Escrow Agreement"). All capitalized terms which are used but not defined in this Amendment shall have the same respective meanings ascribed to such terms in the Purchase Agreement. Purchaser and Seller desire to amend the Purchase Agreement and Escrow Agreement as more particularly set forth below.

     NOW, THEREFORE, in consideration of the Purchase Agreement, the mutual covenants and agreements therein and hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Purchaser and Seller agree as follows:

     1. Condition Precedent. The date for satisfaction of the Condition Precedent as described in Section 8 of the Purchase Agreement is hereby extended to August 15, 1997, and to the extent necessary, the Purchase Agreement and the Escrow Agreement are hereby amended to reflect such extension.

     2.  Closing Date.  The Closing Date is hereby extended to August 20, 1997.

     3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

     4. Effect of Amendment. Except as expressly amended hereby, the Purchase Agreement and Escrow Agreement shall remain in full force and effect and otherwise unmodified.
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                    SIGNATURE PAGE TO SEVENTH AMENDMENT TO
                    AGREEMENT OF SALE AND ESCROW AGREEMENT
                   [North Hill Apartments, Atlanta, Georgia]


     IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Amendment as of the date first above written.

          SELLER:

               N.H. ASSOCIATES, an Illinois limited partnership

                    By: North Hill Partners, an Illinois joint venture, its general partner

                         By: Thornhill Limited Partnership, an Illinois limited partnership, a joint venture partner

                              By: Balcor Partners-XVI, an Illinois general partnership, its general partner

                                   By:  RGF-Balcor Associates-II, an Illinois
                                        general partnership, a partner

                                        By:  The Balcor Company, a Delaware
                                             corporation, a general partner

                                             By:   /s/ Michael J. Becker
                                                  -----------------------------
                                             Name:     Michael J. Becker
                                                  -----------------------------
                                             Its:      Managing Director
                                                  -----------------------------

          PURCHASER:

               ERP OPERATING LIMITED PARTNERSHIP,
               an Illinois limited partnership

                    By:  Equity Residential Properties Trust,
                         its general partner

                         By:   /s/ Alan W. George
                              ----------------------------------
                         Name:     Alan W. George
                              ----------------------------------
                         Its:      EVP
                              ----------------------------------
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